Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

19. COMMITMENTS AND CONTINGENCIES Litigation Contingencies

     In the normal course of business, the Company is involved in various legal actions and other state and federal proceedings. A number of actions or proceedings were pending at December 31, 2011. In some instances, lawsuits include claims for punitive damages and similar types of relief in unspecified or substantial amounts, in addition to amounts for alleged contractual liability or other compensatory damages. In the opinion of management, the ultimate liability, if any, arising from the actions or proceedings is not expected to have a material effect on the Company's business, financial position, results of operations or cash flows.

Senior Unsecured Revolving Credit Facility ("Facility") Contingencies

     The Company maintains a $200 million Facility, which will remain at $200 million through June 15, 2012 and will then decrease to $165 million until final maturity on June 15, 2013. Borrowings under the Facility will continue to be used to provide for working capital and general corporate purposes of the Company and its subsidiaries and the issuance of letters of credit.

     Under the agreement, StanCorp is subject to two financial covenants that are based on the Company's ratio of total debt to total capitalization and consolidated net worth. The Facility is subject to performance pricing based upon the Company's ratio of total debt to total capitalization and includes interest based on a Eurodollar margin, plus facility and utilization fees. At December 31, 2011, StanCorp was in compliance with all financial covenants under the Facility and had no outstanding balance on the Facility.

Operating Lease Commitments

     The Company leases certain buildings and equipment under non-cancelable operating leases that expire in various years through 2020. Most of these leases have renewal options for periods ranging from one to twelve years.

The following table sets forth future minimum payments under the leases:

(In millions)

2012	$10.4
2013	7.9
2014	3.6
2015	2.5
2016	2.2
Thereafter	2.9

     Total rent expense was $16.4 million, $14.5 million and $23.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

     The following table sets forth the minimum future rental receivables on non-cancelable leases of retail and office space with initial terms of one year or more:

(In millions)

2012	$8.3
2013	7.3
2014	5.7
2015	5.3
2016	3.4
Thereafter	5.2

Other Financing Obligations

     The Company's financing obligations include long-term debt and capital lease payment obligations as well as commitments to fund commercial mortgage loans.

     The Company's debt obligations consisted primarily of the $250.0 million 6.875% Senior Notes and the $300 million 6.90% Subordinated Debt. See "Note 18—Long-Term Debt" for additional information.

     In the normal course of business, the Company commits to fund commercial mortgage loans generally up to 90 days in advance. At December 31, 2011, the Company had outstanding commitments to fund commercial mortgage loans totaling $105.0 million, with fixed interest rates ranging from 5.125% to 6.375%. These commitments generally have fixed expiration dates. A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date. In these cases, the Company will retain the commitment fee and good faith deposit. Alternatively, if the Company terminates a commitment due to the disapproval of a commitment requirement, the commitment fee and good faith deposit may be refunded to the borrower, less an administrative fee.